Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SomaLogic, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam Taich, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

SomaLogic, Inc.

Date:	May 15, 2023		/s/ Adam Taich
		Name:	Adam Taich
		Title:	Interim Chief Executive Officer